UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2007
RTW, Inc.
(Exact name of registrant as specified in its charter)
Minnesota
(State or other jurisdiction of incorporation)

0-25508	41-1440870
(Commission File Number)	(I.R.S. Employer Identification No.)
8500 Normandale Lake Blvd., Suite 1400
Bloomington, MN 55437
(Address of principal executive offices and Zip Code)
(952) 893-0403
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 – Regulation FD disclosure
Item 9.01 – Financial Statements and Exhibits
SIGNATURES
Presentation

Section 5 – Corporate Governance and Management
Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On June 8, 2007, the employment of Mr. Thomas J. Byers, Executive Vice President – Sales and Marketing, as an officer and employee of RTW, Inc. terminated.
Section 7 – Regulation FD
Item 7.01 – Regulation FD disclosure
     On June 13, 2007, Mr. Jeffrey B. Murphy, RTW, Inc.’s President and Chief Executive Officer will give a presentation titled “2007 Annual Meeting of Shareholders” at the RTW, Inc. 2007 Annual Meeting of Shareholders. A copy of this presentation is furnished as Exhibit 99.1 to this Form 8-K.
     The information provided pursuant to Item 7.01 of this Form 8-K is being furnished and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor may it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
Section 9 – Financial Statements and Exhibits
Item 9.01 – Financial Statements and Exhibits
     (d) Exhibits:

Exhibit No.	Description

99.1	Presentation titled “2007 Annual Meeting of Shareholders”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTW, Inc.
Dated: June 13, 2007	By	/s/ Jeffrey B. Murphy
Jeffrey B. Murphy
President and Chief Executive Officer (Principal Executive Officer)